UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report: April 11, 2005
                       ----------------------------------
                        (Date of earliest event reported)


                       CITICORP MORTGAGE SECURITIES, INC.
                             (Packager and Servicer)
   (Issuer in Respect of the REMIC Pass-Through Certificates, Series 2005-3)
  ---------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


   Delaware                     333-109722                     13-3408717
 ----------------------------------------------------------------------------
  (State or other juris-       (Commission                 (I.R.S. Employer
 diction of organization)       File Nos.)                Identification No.)


   1000 Technology Drive, O'Fallon, Missouri                  63304
--------------------------------------------------          ----------
   (Address of principal executive offices)                 (Zip Code)


Registrant's Telephone Number, including area code: (636) 261-1313

--------------------------------------------------------------------------
(Former name, former address and former fiscal year, if changed since last report.)

Item 8.01.        Other Events.

     The following are Collateral Term Sheets prepared by Citicorp Mortgage Securities, Inc. ("CMSI") in connection with the offering of its REMIC Pass-Through Certificates, Series 2005-3. The information set forth in these Collateral Term Sheets will be superseded in its entirety by the information set forth in the final prospectus for the Series 2005-3 REMIC Pass-Through Certificates and by any subsequent Collateral Term Sheets filed under Form 8-K subsequent to the date hereof related to the Series 2005-3 REMIC Pass-Through Certificates.

     On April 28, 2005, CMSI is to transfer to the Trustee mortgage loans(1) with an aggregate scheduled principal balance outstanding (after deducting principal payments due on or before April 1, 2005) as of April 1, 2005 of $530,959,036.00. The mortgage loans that have original maturities of at least 25 but not more than 30 years, the "pool I mortgage loans", have an aggregate scheduled principal balance outstanding (after deducting principal payments due on or before April 1, 2005) as of April 1, 2005 of $435,364,991.10. The mortgage loans that have original maturities of 15 years, the "pool II mortgage loans", have an aggregate scheduled principal balance outstanding (after deducting principal payments due on or before April 1, 2005) as of April 1, 2005 of $95,594,044.90. Information below is provided with respect to the pool I mortgage loans, the pool II mortgage loans, and/or all mortgage loans included in the mortgage loan pool as indicated.

     The total numbers of the pool I mortgage loans and the pool II mortgage loans as of April 1, 2005 were 827 and 179, respectively. The weighted average interest rates of the pool I mortgage loans and the pool II mortgage loans (before deduction of the servicing fee) as of April 1, 2005 were 5.854% and 5.334%, respectively. The weighted average remaining terms to stated maturity of the pool I mortgage loans and the pool II mortgage loans as of April 1, 2005 were 358.00 months and 178.10 months, respectively. All mortgage loans have original maturities of at least 15 but not more than 30 years. None of the pool I mortgage loans or the pool II mortgage loans were originated prior to April 1, 2003 or after April 1, 2005. The weighted average original terms to stated maturity of the pool I mortgage loans and the pool II mortgage loans as of April 1, 2005 were 359.74 months and 180.00 months, respectively.

     None of the pool I mortgage loans have a scheduled maturity later than April 1, 2035. None of the pool II mortgage loans have a scheduled maturity later than April 1, 2020. Each pool I mortgage loan and pool II mortgage loan had an original principal balance of not less than $71,600 and $100,000, respectively, nor more than $1,310,000.00 and $1,000,000, respectively. Pool I mortgage loans and pool II mortgage loans having aggregate scheduled principal balances of $4,082,324.78 and $548,484.10, respectively, as of April 1, 2005, had loan-to-value ratios at origination in excess of 80%, but no pool I mortgage loans or pool II mortgage loans had loan-to-value ratios in excess of 95%. All of the mortgage loans which had loan-to-value ratios greater than 80% at origination had primary mortgage insurance as of such date. The weighted average loan-to-value ratios at origination of the pool I mortgage loans and the pool II mortgage loans as of April 1, 2005 were 68.0% and 61.2%, respectively. No more than $3,665,418.30 and $1,520,570.91, respectively, of the pool I mortgage loans and the pool II mortgage loans are secured by mortgaged properties located in any one zip code. 96%(2) and 85%, respectively, of the pool I mortgage loans and the pool II mortgage loans are secured by mortgaged properties determined by CitiMortgage, Inc. to be the primary residence of the borrower.

-----------
1 Terms used herein and not defined have the meaning assigned thereto in the form of Prospectus included in CMSI's Registration Statement(333-109722).

2 Such percentages are expressed as a percentage of the aggregate scheduled principal balance of the pool I mortgage loans having such characteristics relative to the aggregate scheduled principal balance of all the pool I mortgage loans, or as a percentage of the aggregate scheduled principal balance of the pool II mortgage loans having such characteristics relative to the aggregate scheduled principal balance of all the pool II mortgage loans.

     37% and 18%, respectively, of the pool I mortgage loans and pool II mortgage loans, will be mortgage loans originated using loan underwriting policies which require, among other things, proof of income and liquid assets and telephone verification of employment. 43% and 60%, respectively, of the pool I mortgage loans and the pool II mortgage loans, were refinance transactions originated using loan underwriting policies that require proof of income and telephone verification of employment but do not require verification of assets. 5% and 4%, respectively, of the pool I mortgage loans and the pool II mortgage loans, were originated using a loan underwriting policy that requires verification of employment and may require proof of liquid assets, but does not require verification of the prospective borrower's income as stated on the loan application. 6% and 7%, respectively, of the pool I mortgage loans and the pool II mortgage loans, will be mortgage loans originated using stated income loan underwriting policies that do not require proof of the prospective borrowers income as stated on the loan application, do not require proof of assets but do require telephone verification of employment. 9% and 11%, respectively, of the pool I mortgage loans and the pool II mortgage loans, will be mortgage loans originated using streamlined underwriting policies.

     All of the mortgage loans which had loan-to-value ratios greater than 80% at origination had primary mortgage insurance as of such date. In the case of the pool I mortgage loans for which additional collateral was pledged, taken as a group:

      1.    the number of such mortgage loans is 3;

      2. such mortgage loans had an aggregate scheduled principal balance of $454,067.69;

      3. the weighted average loan-to-value ratio of such mortgage loans, taking into account the loanable value of the pledged additional collateral, is 80.0%; and

      4. the weighted average loan-to-value ratio of such mortgage loans, without taking into account the loanable value of the pledged additional collateral, is 100.0%.

     Pool I discount loans will consist of pool I mortgage loans with net loan rates less than 5.500%. Pool I premium loans will consist of pool I mortgage loans with net loan rates greater than or equal to 5.500%. The aggregate scheduled principal balances outstanding as of the cut-off date of the pool I discount loans and the pool I premium loans were $72,528,003.32 and $362,836,987.78, respectively. The weighted average interest rates of the pool I discount loans and the pool I premium loans, as of the cut-off date, were 5.572% and 5.911%, respectively. The weighted average remaining terms to stated maturity of the pool I discount loans and the pool I premium loans, as of the cut-off date, were 358.42 months and 357.92 months, respectively.

     Pool II discount loans will consist of pool II mortgage loans with net loan rates less than 5.000%. Pool II premium loans will consist of pool II mortgage loans with net loan rates greater than or equal to 5.000%. The aggregate scheduled principal balances outstanding as of the cut-off date of the pool II discount loans and the pool II premium loans were $14,367,171.17 and $81,226,873.73, respectively. The weighted average interest rates of the pool II discount loans and the pool II premium loans, as of the cut-off date, were 5.079% and 5.379%, respectively. The weighted average remaining terms to stated maturity of the pool II discount loans and the pool II premium loans, as of the cut-off date, were 178.33 months and 178.06 months, respectively.

      The following tables set forth information regarding the mortgage loans as of April 1, 2005.

                 YEARS OF ORIGINATION OF POOL I MORTGAGE LOANS

                                  Number of                 Aggregate Principal
Year Originated                   Loans                    Balances Outstanding
---------------                   --------                 --------------------

2003                                  8                         $  4,381,012

2004                                120                           57,263,650

2005                                699                          373,720,329


Total                               827                         $435,364,991
                                    ===                         ============


                 YEARS OF ORIGINATION OF POOL II MORTGAGE LOANS

                                  Number of                 Aggregate Principal
Year Originated                   Loans                    Balances Outstanding
---------------                   --------                 --------------------

2003                                  4                          $ 2,241,940

2004                                 23                           11,809,363

2005                                152                           81,542,742


Total                               179                          $95,594,045
                                    ===                          ===========

              TYPES OF DWELLINGS SUBJECT TO POOL I MORTGAGE LOANS

Type of                           Number of                 Aggregate Principal
Dwelling Unit                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

Detached houses                     709                         $372,271,008

Multi-family Dwellings*              22                           12,338,484

Townhouses                           17                            8,817,867

Condominium Units (one to four       29                           14,301,795
 stories high)

Condominium Units (over four         17                            9,048,515
stories high)

Cooperative Units                    33                           18,587,322


Total                               827                         $435,364,991
                                    ===                         ============

-----------
*   Multi-family dwellings are 2-family and 3-family.


              TYPES OF DWELLINGS SUBJECT TO POOL II MORTGAGE LOANS

Type of                           Number of                 Aggregate Principal
Dwelling Unit                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

Detached Houses                     156                          $85,136,762

Multi-family Dwellings*               1                              490,662

Townhouses                            3                            1,266,714

Condominium Units (one to four        9                            3,759,551
stories)

Condominiums Units (over four         5                            2,891,330
stories

Cooperative Units                     5                            2,049,026


Total                               179                          $95,594,045
                                    ===                          ===========

-----------
*   Multi-family dwellings are 3-family.

         NUMBER OF UNITS IN DWELLINGS SUBJECT TO POOL I MORTGAGE LOANS

Type of                           Number of                 Aggregate Principal
Dwelling Unit                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

1-family                            805                         $423,026,507

2-family                             19                           10,501,331

3-family                              3                            1,837,153


Total                               827                         $435,364,991
                                    ===                         ============


         NUMBER OF UNITS IN DWELLINGS SUBJECT TO POOL II MORTGAGE LOANS

Type of                           Number of                 Aggregate Principal
Dwelling Unit                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

1-family                            178                          $95,103,383

3-family                              1                              490,662


Total                               179                          $95,594,045
                                    ===                          ===========

                         SIZE OF POOL I MORTGAGE LOANS

Outstanding Principal             Number of                 Aggregate Principal
Balance by Loan Size              Loans                    Balances Outstanding
---------------------             ---------                --------------------

$149,999.99 and under                 3                         $    343,281

$150,000 through $199,999.99          3                              528,963

$200,000 through $249,999.99          3                              646,212

$250,000 through $299,999.99          2                              581,525

$300,000 through $349,999.99          1                              347,143

$350,000 through $399,999.99        152                           58,271,755

$400,000 through $449,999.99        175                           74,535,483

$450,000 through $499,999.99        127                           60,731,704

$500,000 through $549,999.99        101                           53,175,408

$550,000 through $599,999.99         68                           39,267,197

$600,000 through $649,999.99         54                           34,081,798

$650,000 through $699,999.99         39                           26,467,085

$700,000 through $749,999.99         19                           13,765,967

$750,000 through $799,999.99         14                           10,872,348

$800,000 through $849,999.99         15                           12,530,220

$850,000 through $899,999.99         12                           10,522,094

$900,000 through $949,999.99          7                            6,458,204

$950,000 through $999,999.99         26                           25,731,225

$1,000,000 and over                   6                            6,507,379


Total                               827                         $435,364,991
                                    ===                         ============

                         SIZE OF POOL II MORTGAGE LOANS

Outstanding Principal             Number of                 Aggregate Principal
Balance by Loan Size              Loans                    Balances Outstanding
---------------------             ---------                --------------------

$149,999.99 and under                 3                          $   332,259

$150,000 through $299,999.99          1                              278,974

$300,000 through $349,999.99          2                              661,245

$350,000 through $399,999.99         21                            8,045,772

$400,000 through $449,999.99         37                           15,747,136

$450,000 through $499,999.99         32                           15,338,339

$500,000 through $549,999.99         18                            9,484,888

$550,000 through $599,999.99         20                           11,594,698

$600,000 through $649,999.99         12                            7,519,551

$650,000 through $699,999.99          8                            5,424,771

$700,000 through $749,999.99          7                            5,078,582

$750,000 through $799,999.99          3                            2,322,145

$800,000 through $849,999.99          1                              829,644

$850,000 through $899,999.99          6                            5,234,351

$900,000 through $949,999.99          2                            1,840,000

$950,000 through $999,999.99          4                            3,861,690

$1,000,000 and over                   2                            2,000,000


Total                               179                          $95,594,045
                                    ===                          ===========

               DISTRIBUTION OF POOL I MORTGAGE LOANS BY NOTE RATES

Mortgage Loan                     Number of                 Aggregate Principal
Interest Rate                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

4.875% to 5.000%                      1                         $    649,219

5.001% to 5.500%                     32                           18,577,842

5.501% to 6.000%                    685                          363,171,367

6.001% to 6.500%                     96                           46,801,273

6.501% to 7.000%                     12                            5,689,671

7.001% to 7.125%                      1                              475,619


Total                               827                         $435,364,991
                                    ===                         ============


              DISTRIBUTION OF POOL II MORTGAGE LOANS BY NOTE RATES

Mortgage Loan                     Number of                 Aggregate Principal
Interest Rate                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

4.875% to 5.000%                      8                          $ 4,264,613

5.001% to 5.500%                    153                           82,274,696

5.501% to 6.000%                     18                            9,054,736


Total                               179                          $95,594,045
                                    ===                          ===========

                     DISTRIBUTION OF POOL I MORTGAGE LOANS
                     BY LOAN-TO-VALUE RATIOS AT ORIGINATION

                                  Number of                 Aggregate Principal
Loan-To-Value Ratio               Loans                    Balances Outstanding
-------------------               ---------                --------------------

65.000% and below                   289                         $160,380,522

65.001% - 75.000%                   202                          105,585,974

75.001% - 80.000%                   326                          165,316,170

80.001% - 85.000%                     3                            1,190,759

85.001% - 90.000%                     6                            2,459,688

90.001% - 95.000%                     1                              431,878


Total                               827                         $435,364,991
                                    ===                         ============


                     DISTRIBUTION OF POOL II MORTGAGE LOANS
                     BY LOAN-TO-VALUE RATIOS AT ORIGINATION

                                  Number of                 Aggregate Principal
Loan-To-Value Ratio               Loans                    Balances Outstanding
-------------------               ---------                --------------------

65.000% and below                    102                         $54,641,077

65.001% - 75.000%                    42                           22,464,771

75.001% - 80.000%                    34                           17,939,713

80.001% - 85.000%                     1                              548,484


Total                               179                          $95,594,045
                                    ===                          ===========

                           GEOGRAPHIC DISTRIBUTION OF
                      POOL I MORTGAGED PROPERTIES BY STATE

                                  Number of                 Aggregate Principal
State                             Loans                    Balances Outstanding
-----                             --------                 --------------------

Alabama                               4                         $  1,671,900
Arizona                               8                            4,561,311
Arkansas                              3                            1,393,174
California                          282                          150,801,183
Colorado                             14                            8,015,355
Connecticut                          26                           13,656,059
Delaware                              3                            1,685,272
District of Columbia                 10                            5,804,096
Florida                              25                           12,038,695
Georgia                              14                            7,418,545
Illinois                             30                           14,376,085
Indiana                               2                            1,022,402
Iowa                                  4                            1,945,815
Kansas                                1                              499,071
Kentucky                              2                              840,782
Maine                                 1                              401,580
Maryland                             38                           19,137,891
Massachusetts                        49                           26,176,585
Michigan                              8                            4,056,023
Minnesota                             8                            4,085,290
Missouri                             10                            6,078,524
Montana                               2                              762,156
Nebraska                              2                            1,083,559
Nevada                                4                            2,353,649
New Hampshire                         1                              639,862
New Jersey                           38                           19,532,401
New Mexico                            1                              448,549
New York                            128                           68,171,421
North Carolina                       12                            6,548,488
Ohio                                  2                              678,593
Oklahoma                              2                            1,045,119
Oregon                                4                            1,998,786
Pennsylvania                         16                            8,738,155
South Carolina                        3                            1,347,729
Tennessee                             1                              460,000
Texas                                16                            9,748,108
Utah                                  4                            2,467,012
Virginia                             36                           17,524,455
Washington                           10                            4,956,362
Wisconsin                             3                            1,194,949


Total                               827                         $435,364,991
                                    ===                         ============

                           GEOGRAPHIC DISTRIBUTION OF
                     POOL II MORTGAGED PROPERTIES BY STATE

                                  Number of                 Aggregate Principal
State                             Loans                    Balances Outstanding
-----                             --------                 --------------------

Arizona                               6                          $ 3,277,284
California                           41                           22,458,949
Colorado                              6                            2,849,200
Connecticut                           4                            2,334,255
District of Columbia                  2                            1,623,033
Florida                               9                            5,042,531
Georgia                               5                            3,044,679
Illinois                              6                            2,653,829
Kentucky                              2                              945,854
Maryland                              7                            3,476,690
Massachusetts                        11                            5,766,379
Michigan                              3                            1,834,101
Minnesota                             1                              446,798
Missouri                              2                              926,391
Nevada                                3                            1,167,388
New Jersey                           14                            7,268,485
New Mexico                            1                              569,904
New York                             17                            8,392,386
North Carolina                        6                            3,229,138
Oklahoma                              3                            2,200,107
Oregon                                1                            1,000,000
Pennsylvania                          3                            1,345,138
South Carolina                        3                            1,290,474
Tennessee                             2                              923,269
Texas                                11                            6,124,319
Vermont                               1                              405,000
Virginia                              5                            2,524,427
Washington                            2                              998,371
Wisconsin                             2                            1,475,666


Total                               179                          $95,594,045
                                    ===                          ===========

                  DISTRIBUTION BY FICO SCORES AND LOAN-TO-VALUE
                 RATIOS AT ORIGINATION OF POOL I MORTGAGE LOANS

FICO Score                               Loan-to-value ratio
---------                                -------------------
                65.000%    65.001%-   75.001%-   80.001%-   85.001%-   90.001%-
                and below   75.000%    80.000%    85.000%    90.000%    95.000%     All Loans
                ---------   -------    -------    -------    -------    -------     ---------
620-649          0.83%       0.68%      0.82%      0.00%      0.00%      0.00%         2.33%
650-699          5.56        4.11       7.28       0.22       0.28       0.00         17.46
700-749         10.38        6.96      13.45       0.05       0.00       0.10         30.94
750-799         18.86       11.94      15.18       0.00       0.28       0.00         46.26
800 and above    1.21        0.56       1.24       0.00       0.00       0.00          3.01

Total           36.84%      24.25%     37.97%      0.27%      0.56%      0.10%       100.00%
                ======      ======     ======      =====      =====      =====       =======


                  DISTRIBUTION BY FICO SCORES AND LOAN-TO-VALUE
                 RATIOS AT ORIGINATION OF POOL II MORTGAGE LOANS

FICO Score                               Loan-to-value ratio
---------                                -------------------
                 65.000%    65.001%-   75.001%-   75.001%-
                and below   75.000%    80.000%    80.000%     All Loans
                ---------   -------    -------    ---------   ---------
620-649          1.14%       0.00%      0.48%      0.00%          1.62%
650-699          8.00        5.83       1.41       0.00          15.24
700-749         19.29        5.85       6.41       0.57          32.13
750-799         27.74       10.04      10.05       0.00          47.82
800 and above    0.99        1.78       0.42       0.00           3.19

Total           57.16%      23.50%     18.77%      0.57%        100.00%
                ======      ======     ======      ====         =======

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            CITICORP MORTGAGE SECURITIES, INC.
                                            (Registrant)

                                            By: /s/ Howard Darmstadter
                                               -------------------------
                                                    Howard Darmstadter
                                                    Assistant Secretary


Dated: April 11, 2005